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                                                                     EXHIBIT 1.1



                            BACKWEB TECHNOLOGIES LTD.

                                 ORDINARY SHARES

                             ----------------------


                             UNDERWRITING AGREEMENT



                                                             __________ __, 1999


Goldman, Sachs & Co.,
BancBoston Robertson Stephens Inc.
Lehman Brothers Inc.
Wit Capital Corporation
  As representatives of the several Underwriters
    named in Schedule I hereto,
c/o Goldman, Sachs & Co.
2765 Sand Hill Road
Menlo Park, CA  94025

Ladies and Gentlemen:

        BackWeb Technologies Ltd., an Israeli corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of ................ ordinary shares (the "Ordinary Shares") (the "Firm Shares")
and, at the election of the Underwriters, up to ................ additional
Ordinary Shares (the "Optional Shares"). The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

        1. The Company and BackWeb Technologies, Inc., a Delaware corporation (the "U.S. Subsidiary") each, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

               (a)    A registration statement on Form F-1 (File No. 333-....)
        (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and


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        Exchange Commission (the "Commission"); the Initial Registration
        Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus";

               (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

               (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information


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        furnished in writing to the Company by an Underwriter through Goldman,
        Sachs & Co. expressly for use therein;

               (d) Neither the Company nor any of its significant subsidiaries (as defined in Rule 405 under the Act and as indicated on Schedule II hereto) (the "Subsidiaries") has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the share capital or long-term debt of the Company or any of the Subsidiaries or any material adverse change, or any development which could reasonably be expected to result in a material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; Schedule II attached hereto sets forth a list of all subsidiaries of the Company;

               (e) The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries;

               (f) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Israel, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; the U.S. Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as it is currently being conducted;

               (g) Each of the Company and the U.S. Subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, or current of future financial position, shareholders' equity, results of operations or business prospects of the Company and the subsidiaries taken as a whole ("Material Adverse Effect"); and each Subsidiary (excluding the U.S. Subsidiary) has been duly incorporated and is validly existing as a corporation in good standing


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        under the laws of its jurisdiction of incorporation;

               (h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Ordinary Shares contained in the Prospectus; and all of the issued shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares, except for such rights as have been waived, nor does any such holder have rights to require registration of any securities of the Company in connection with the registration of the Shares, except for such rights as have been satisfied or waived; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Ordinary Shares or any other class of share capital of the Company, except as set forth in the Prospectus; and there are no restrictions on subsequent transfers of the Shares under the laws of State of Israel and of the United States, except as set forth in the Prospectus;

               (i) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Ordinary Shares contained in the Prospectus;

               (j) All dividends and other distributions declared and payable on the Shares may under the current laws and regulations of the State of Israel be paid in Israeli currency that may be converted into foreign currency that may be freely transferred out of the State of Israel, and, except as described in the Prospectus, all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the State of Israel and are otherwise free and clear of any other tax, withholding or deduction in the State of Israel and without the necessity of obtaining any Governmental Authorization in the State of Israel;

               (k) The issue and sale of the Shares to be sold by the Company hereunder and the compliance by the Company and the U.S. Subsidiary with the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter documents of the Company or the U.S. Subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body or any stock exchange authority (hereinafter referred to as a "Governmental Agency") having jurisdiction over the


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        Company or any of the Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration, clearance or qualification of or with any such Governmental Agency (hereinafter referred to as "Governmental Authorizations") is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except (A) the registration under the Act of the Shares, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you (C) the approval by the National Association of Securities Dealers, Inc. ("NASD") of the terms of the sale of the Shares and (D) such Governmental Authorizations as may be required under state securities or Blue Sky laws;

               (l) Neither the Company nor any of the Subsidiaries is in violation of its charter documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               (m) No stamp or other issuance or transfer taxes or duties and, assuming that the Underwriters are not otherwise subject to taxation in Israel, no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the State of Israel or any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Company of the Shares to or for the respective accounts of the Underwriters;

               (n) The statements set forth in the Prospectus under the caption "Description of Share Capital", insofar as they purport to constitute a summary of the terms of the Ordinary Shares and under the captions "Risk Factors -- We are incorporated in Israel and have important facilities and resources located in Israel", "-- We rely upon tax benefits and other funding from the State of Israel" and "-- Israeli courts might not enforce judgments rendered outside of Israel" and "United States Federal Income Tax Consideration", "Israeli Taxation and Investment Programs", "Conditions in Israel" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate summaries of and descriptions of such terms and provisions in all material respects;

               (o) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the Company's and the U.S. Subsidiary's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

               (p) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment


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        Company Act of 1940, as amended (the "Investment Company Act");

               (q) The Company is not, as of the Time of Purchase, a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended, and, to the Company's knowledge, is not likely to become a PFIC;

               (r) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

               (s) Ernst & Young LLP, who have certified certain financial statements of the Company and the Subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

               (t) The Company has reviewed its operations and that of the Subsidiaries and any third parties with which the Company or any of the Subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of the Subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Company represents and warrants that the disclosure in the Registration Statement relating to the Year 2000 Problem is accurate and complies in all material respects with the rules and regulations of the Act. The "Year 2000 Problem" as used herein means the Year 2000 issues described in or contemplated by the Commission's Interpretation:
        Disclosure of Year 2000 Issues and Consequences by Public Companies, Investment Advisers, Investment Companies, and Municipal Securities Issuers (Release No. 33-7558);

               (u) The Company is in material compliance with all terms and conditions of the laws and regulations regarding all "Approved Enterprise" designations under the Law for Encouragement of Capital Investments, 1959, of the State of Israel, as amended (the "Investment Act");

               (v) The Company qualifies as an "Industrial Company" within the definition of the Law for the Encouragement of Industry (Taxes), 1969, of the State of Israel (the "Industry Act");

               (w) The Company and the Subsidiaries have sufficient interest in all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, and all patents and patent rights ("Intellectual Property") necessary to carry on its respective business as described in the Prospectus, and, except as set forth in the Prospectus, neither the Company nor any Subsidiary has received any written or to the Company's knowledge, oral correspondence relating to any Intellectual Property of the Company or notice of infringement of or conflict with asserted rights of others with respect to any Intellectual


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        Property of the Company which the Company or the U.S. Subsidiary believes would, singly or in the aggregate, have a Material Adverse Effect;

               (x) No material labor dispute with the employees of the Company or any Subsidiary exists, or, to the knowledge of the Company or the U.S. Subsidiary, is imminent; and neither the Company nor the U.S. Subsidiary is aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could reasonably be expected to result in a Material Adverse Effect;

               (y) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they are engaged; and the Company and the Subsidiaries have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect;

               (z) Each of the Company and the Subsidiaries possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its respective business, except to the extent that the failure to possess such certificates, authorizations and permits would not have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in Material Adverse Effect; and

               (aa) Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        2. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at a purchase price per Share of $.........., the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price per Share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional


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shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

        The Company hereby grants to the Underwriters the right to purchase at their election up to .......... Optional Shares, at the purchase price per Share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

        3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

        4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' notice to the Company prior to Time of Delivery (as defined below) (the "Notification Time"), shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., through the facilities of the Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of immediately available funds to the account specified by the Company to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office").

               The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on
        ............., 1999 or such other time and date as Goldman, Sachs & Co.
        and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

               (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7 hereof, will be delivered at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304 (the "Closing Location"), and the Shares will be delivered as specified in Section (a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at
        .......p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this
        Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

        5.     The Company agrees with each of the Underwriters:

               (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

               (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the

        Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

               (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

               (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Ordinary Shares or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities (including any warrants) outstanding as of, the date of this Agreement), without the prior written consent of Goldman Sachs & Co.;

               (f) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants and prepared (i) in conformity with generally accepted accounting principles in the State of Israel ("Israel GAAP") which as of the date hereof is identical in all material respects as applied to the company to generally accepted accounting principles in the U.S. ("U.S. GAAP") or (ii) in conformity with U.S. GAAP) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail and prepared in accordance with Israel GAAP or U.S. GAAP;

               (g) During a period of four years from the effective date of the Registration Statement, upon your request to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

               (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

               (i) To use its best efforts to list for quotation the Shares on NASDAQ;

               (j) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

               (k) To file with the Commission such information on its periodic reports filed pursuant to Section 13(a) and 15(d) of the Exchange Act as may be required by Rule 463 under the Act.

        6. The Company covenants and agrees and with the several Underwriters that will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Selling Agreements (if applicable), the Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all reasonable expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys; (iv) all fees and expenses in connection with listing the Shares and on the NASDAQ; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Shares; (vi) the fees and expenses of the Authorized Agent (as defined in Section 15 hereof); (vii) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes (other than any imposed by the State of Israel or any political subdivision or taxing authority thereof or therein) on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

        7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

               (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

               (b) Shearman & Sterling, counsel for the Underwriters, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii), (xiii) and the penultimate paragraph in subclause (c) below and such other matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

               (c) Wilson, Sonsini, Goodrich & Rosati, P.C., counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                      (i) This Agreement has been duly executed and delivered by the U.S. Subsidiary;

                      (ii) The U.S. Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with all requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                      (iii) The U.S. Subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so register or qualify would not have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                      (iv) All of the issued shares of capital stock of the U.S. Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, to such counsel's knowledge free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                      (v) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending or threatened to which the U.S. Subsidiary is a party or of which any property of the U.S. Subsidiary is the subject which are of a character required to be disclosed in the Registration Statement and which are not adequately disclosed in the Prospectus;

                      (vi) The issue and sale of the Shares and the compliance by the Company and the U.S. Subsidiary with the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the U.S. Subsidiary is a party or by which the U.S. Subsidiary is bound or to which any of the property or assets of the U.S. Subsidiary is subject and which is filed as an exhibit to the Registration Statement, nor will such action result in any violation of the provisions of the charter documents of the U.S. Subsidiary or any statute or any order, rule or regulation known to such counsel of any United States Federal or California or Delaware Governmental Agency having jurisdiction over the U.S. Subsidiary or any of its properties;

                      (vii) To the knowledge of such counsel, the U.S. Subsidiary is not in violation of its charter documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound and which is filed as an Exhibit to the Registration Statement;

                      (viii) All of the Ordinary Shares (including the Shares)
               have been duly approved for inclusion on NASDAQ, subject to the consummation of the transactions contemplated by this Agreement and to official notice of issuance;

                      (ix) No Governmental Authorization of the United States or the States of California or Delaware is required for the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares or filings and other actions required pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations thereof, the approval by the NASD of the terms of the sale of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                      (x) The statements set forth in the Prospectus under the caption "United States Federal Income Tax Considerations", insofar as they purport to describe the provisions of United States Federal income tax laws referred to therein, are accurate summaries and descriptions of such terms and provisions in all material respects, subject to the limitations set forth therein;

                      (xi) The Company is not an "investment company", as such term is defined in the Investment Company Act; and

                      (xii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and notes thereto and related schedules and the other financial and accounting data included therein or omitted therefrom, as to which such counsel need express no opinion) as of their respective effective and issue dates complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

                             Although they have not independently verified or
               confirmed and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except to the limited extent set forth to in the opinion in subsection (xi) of this
               Section 7(c), nothing has come to their attention that has caused them to believe that, as of its effective date or such Time of Delivery, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and notes thereto and related schedules and the other financial and accounting data included therein or omitted therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of its date or such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and notes thereto and related schedules and the other financial and accounting data included therein or omitted therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

               In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the States of California and Delaware and the federal laws of the United States.

               (d) Meitar, Liquornik, Geva & Co., Israeli counsel for the Underwriters, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii) (with respect to the Shares), (iii), (vi), (viii), (x), (xi), (xii),
        (xiii), and (xvi) of subclause (e) below and such other matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

               (e) Naschitz, Brandes & Co., Israeli counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                      (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Israel, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                      (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued share capital of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; under the Company's Memorandum of Association and Articles of Association, under the laws of the State of Israel and under agreements known to such counsel, the holders of the outstanding share capital of the Company are not entitled to preemptive or other rights to acquire the Shares to be purchased from the Company under this Agreement which have not been complied with or waived; the Shares are freely transferable by the Company to or for the account of the several Underwriters in the manner contemplated herein and, except as set forth in the Prospectus, there are no restrictions on subsequent transfers of Shares; and the Shares conform to the description of the Ordinary Shares contained in the Prospectus;

                      (iii) All Governmental Authorizations of and with any Governmental Agency in the State of Israel required for the Shares to be duly and validly authorized and issued have been obtained or made and are in full force and effect;

                      (iv) The Company has good and marketable title in fee simple to all real property in Israel owned by it, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings in Israel held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company;

                      (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any Subsidiary is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and the Subsidiaries; and such counsel is not aware of any such proceedings that are threatened or contemplated by any Governmental Agency or threatened by others;

                      (vi) This Agreement has been duly authorized, executed and delivered by the Company;

                      (vii) The issue and sale of the Shares being delivered at such Time of Delivery to be sold by the Company and the compliance by the Company with the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the charter documents of the Company or any statute or any order, rule or regulation known to such counsel of any State of Israel Governmental Agency having jurisdiction over the Company or any of its properties;

                      (viii) No Governmental Authorization of or with any
               Governmental

               Agency in the State of Israel is required for the issue and sale of the Shares by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been duly obtained and are in full force and effect;

                      (ix) The statements in the Prospectus under "Description of Share Capital", insofar as they purport to constitute a summary of the terms of the Ordinary Shares and under the captions "Risk Factors -- We are incorporated in Israel and have important facilities and resources located in Israel", "-- We rely upon tax benefits and other funding from the State of Israel", "-- Israeli courts might not enforce judgments rendered outside of Israel", and "Israeli Taxation and Investment Programs", to the extent such statements relate to matters of law or regulation or to the provisions of documents therein described, are accurate summaries of such matters in all material respects;

                      (x) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the State of Israel or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Company of the Shares to or for the respective accounts of the Underwriters in the manner contemplated herein;

                      (xi) Insofar as matters of Israeli law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

                      (xii) The Company's agreement to the choice of law provisions set forth in Section 17 hereof will be recognized by the courts of the State of Israel; the Company can sue and be sued in its own name under the laws of the State of Israel; the irrevocable submission of the Company to the exclusive jurisdiction of a New York Court, the waiver by the Company of any objection to the venue of a proceeding of a New York Court and the agreement of the Company that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; and service of process effected in the manner set forth in Section 14 hereof will be effective, insofar as the law of the State of Israel is concerned, to confer valid personal jurisdiction over the Company. Subject to certain time limitations, an Israeli court may declare a judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under this Agreement enforceable against the Company if it finds that (a) the judgment was rendered by a court which was, according to the laws of the state of the court, competent to render the judgment;
               (b) the judgment is no longer appealable; (c) the obligation imposed by the judgment is enforceable according to the rules relating to the enforceability of judgments in Israel and the substance of the judgment is not contrary to public policy; and (d) the judgment is executory in the state in which it was given. Even if the above conditions are satisfied, an Israeli court will not enforce a foreign judgment such as the above if it was given in a state whose laws do not provide for the enforcement of judgments of Israeli courts (subject to exceptional cases) or if its enforcement is likely to prejudice the sovereignty or security of the State of Israel. An Israeli court also will not declare a foreign judgment such as the above enforceable if (i) the judgment was obtained by fraud, (ii) there was no due process, (iii) the judgment was rendered by a court not competent to render it according to the laws of private international law in Israel, (iv) the judgment is at variance with another judgment that was given in the same manner between the same parties and which is still valid, or (v) at the time the action was brought in the foreign court a suit in the same manner and between the same parties was pending before a court or tribunal in Israel;

                      (xiii) All dividends and other distributions declared and
               payable on the Shares may under the current laws and regulations of the State of Israel be paid in New Israeli Shekels that may be converted into foreign currency that may be freely transferred out of the State of Israel, and, except as set forth in the Prospectus, all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the State of Israel and are otherwise free and clear of any other tax, withholding or deduction in the State of Israel and without the necessity of obtaining any Governmental Authorization in the State of Israel;

                      (xiv) The Company is not in violation of its charter documents or, to such counsel's knowledge, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                      (xv) To the best of such counsel's knowledge, (a) the Company has all licenses and concessions of and from all Governmental Agencies that are necessary to own or lease its properties and conduct its businesses as described in the Prospectus; and (b) the Company has all franchises, permits, authorizations, approvals and orders and other licenses and concessions of and from all Governmental Agencies that are necessary to own or lease its other properties and conduct its businesses as described in the Prospectus except for such licenses, franchises, permits, authorizations, approvals and orders the failure to obtain which will not have a material adverse effect on the financial condition or results of operations of the Company and the Subsidiaries; and

                      (xvi) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (x) of this
               Section 7(d), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               In giving such opinion, such counsel may state that with respect to all matters of United States law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph
        (c) of this Section 7.

               (f) On the date of the Prospectus of a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

               (g) (i) Neither the Company nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the share capital or long-term debt of the Company or any of the Subsidiaries or any change, or any development which could reasonably be expected to result in a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the

        Prospectus;

               (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

               (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, on NASDAQ or the Tel Aviv Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities in New York or the State of Israel declared by the relevant authorities; (iv) a change or development involving a prospective change in Israeli taxation affecting the Company, the Shares or the transfer thereof or the imposition of exchange controls by the United States or the State of Israel, if the effect of any such change or development specified in this clause (iv) in the judgment of the representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus; or (v) the outbreak or escalation of hostilities involving the United States, the United Kingdom or the State of Israel or the declaration by the United States, the United Kingdom or the State of Israel of a national emergency or war, if the effect of any such event specified in this clause (v) in the judgment of the representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus or (vi) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States and the State of Israel or elsewhere which, in the judgment of the representatives would materially and adversely affect the financial markets or the market for the Shares and other equity securities;

               (j) The Shares to be sold by the Company at such Time of Delivery shall have been duly approved, subject to notice of issuance, for quotation on NASDAQ;

               (k)    The Company shall have complied with the provisions of
        Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

               (l) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections

        (a) and (f) of this Section, and as to such other matters as you may reasonably request; and

               (m) You shall have received the lock-up agreements in the form attached hereto as Annex III from all directors and executive officers of the Company and all Stockholders holding more than [__]% of the Company's share capital.

        8.     (a)    The Company and the U.S. Subsidiary will, jointly and
        severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the U.S. Subsidiary shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

               (b) Each Underwriter will indemnify and hold harmless the Company and the U.S. Subsidiary against any losses, claims, damages or liabilities to which the Company or the U.S. Subsidiary may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the U.S. Subsidiary for any legal or other expenses reasonably incurred by the Company or the U.S. Subsidiary in connection with investigating or defending any such action or claim as such expenses are incurred.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

               (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the U.S. Subsidiary on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the U.S. Subsidiary on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the U.S. Subsidiary and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection
        (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (e) The obligations of the Company and the U.S. Subsidiary under this Section 8 shall be in addition to any liability which the Company or the U.S. Subsidiary may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the U.S. Subsidiary (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or the U.S. Subsidiary within the meaning of the Act.

        9.     (a)    If any Underwriter shall default in its obligation to
        purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notify you that they have so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the

        Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

               (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

               (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one- eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the U.S. Subsidiary and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the U.S. Subsidiary, or any officer or director or controlling person of the Company or the U.S. Subsidiary, or any controlling person, and shall survive delivery of and payment for the Shares.

        Anything herein to the contrary notwithstanding, the indemnity agreement of the Company and the U.S. Subsidiary in subsection (a) of Section 8 hereof, the representations and warranties in subsections (b) and (c) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and the U.S. Subsidiary shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the U.S. Subsidiary shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

        12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

        All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Financial Officer; provided, however, that any notice to an Underwriter pursuant to Section 8 (c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the U.S. Subsidiary and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, the U.S. Subsidiary or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        14. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any Federal or State Court in the City of New York, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company hereby designates and appoints the U.S. Subsidiary, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable unless and until a successor authorized agent acceptable to the Underwriters in their sole and absolute discretion shall have been appointed by the Company.. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service at process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

        15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which such Underwriter on the date such judgment currency is actually received by the Underwriter is able to purchase United States dollars with the amount of the judgment currency so received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

        16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

        17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us [__] counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the U.S. Subsidiary. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                        BackWeb Technologies Ltd.



                                        By:
                                            Name:
                                            Title:


                                        BackWeb Technologies, Inc.



                                        By:
                                            Name:
                                            Title:


Accepted as of the date hereof at
  ........, ...............:

Goldman, Sachs & Co.
BancBoston Robertson Stephens Inc.
Lehman Brothers Inc.
Wit Capital Corporation



By:
        (Goldman, Sachs & Co.)

                                   SCHEDULE I



                                                              Number of Optional
                                                                 Shares to be
                                           Total Number of       Purchased if
                                          Firm Shares to be     Maximum Option
Underwriter                                   Purchased            Exercised
-----------
Goldman, Sachs & Co.
BancBoston Robertson Stephens Inc.
Lehman Brothers Inc.
Wit Capital Corporation

    Total